Exhibit 10.5
Execution Version

ADMINISTRATION AGREEMENT

between

VERIZON OWNER TRUST 2020-A,
as Issuer,

and

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Administrator

Dated as of January 29, 2020

TABLE OF CONTENTS

i

TABLE OF CONTENTS
(continued)
Page

ii

ADMINISTRATION AGREEMENT, dated as of January 29, 2020 (this “Agreement”), between VERIZON OWNER TRUST 2020-A, a Delaware statutory trust (the “Issuer”), and CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS, a Delaware general partnership (“Cellco” or, in its capacity as the administrator, the “Administrator”).

BACKGROUND

Cellco is the sponsor of a securitization transaction in which the Issuer was formed under the Trust Agreement and will issue the Notes under the Indenture.

The Issuer and the Owner Trustee have obligations under the Transaction Documents and intend that Cellco administer the activities of the Issuer and perform certain obligations of the Issuer and the Owner Trustee under the Transaction Documents.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.   Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A to the Transfer and Servicing Agreement, dated as of January 29, 2020, among Verizon Owner Trust 2020-A, as Issuer, Verizon ABS LLC, as depositor (the “Depositor”), and Cellco Partnership d/b/a Verizon Wireless, as servicer (in such capacity, the “Servicer”), as marketing agent and as custodian.  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
ADMINISTRATION OF ISSUER

Section 2.1.   Engagement of Administrator.  The Issuer and the Owner Trustee engage the Administrator to perform the obligations of the Issuer and the Owner Trustee under the Transaction Documents as described in this Agreement, and the Administrator accepts the engagement.

Section 2.2.   Administrator’s Rights and Obligations.

(a) Rights and Obligations under Transaction Documents.  The Administrator will perform the obligations of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) and take all action that the Issuer is required to take under the Transaction Documents, except for the Issuer’s obligations to make payments on the Notes.  In addition, the Administrator will perform the obligations of, and may exercise any rights given to, the Administrator in the Transaction Documents as if it were a party to the Transaction Documents in its capacity as Administrator, including, but not limited to, selecting the Receivables to be acquired by the Depositor and the Issuer under the Transaction Documents.  In addition, the Administrator will cause the Master Trust Administrator to comply with the requirements of Section 9.7(a) of the Master Collateral Agency Agreement with respect to the release of Receivables from the lien of the Master Collateral Agency Agreement on or prior to any Acquisition Date on which the Master Trust transfers Receivables to the Depositor.

(b) Consulting and Monitoring.  The Administrator will consult with the Owner Trustee about performing the Issuer’s obligations under the Transaction Documents.  The Administrator will monitor the Issuer’s performance and will advise the Owner Trustee when action is necessary to perform the Issuer’s obligations under the Transaction Documents and to comply with the Transaction Documents.

(c) Preparing and Executing Documents.  The Administrator will prepare, or cause to be prepared, all documents that the Issuer is required to prepare, file or deliver under the Transaction Documents, including all financing and continuation statements, and amendments to such statements, required to be filed pursuant to Section 3.5 of the Indenture.  The Administrator will cause the documents to be executed by the Issuer or may execute the documents as Administrator on behalf of the Issuer.  Upon preparation or execution of the documents by the Issuer or by the Administrator on behalf of the Issuer, the Administrator will file or deliver the documents as required by the Transaction Documents.  The Administrator will prepare, or cause to be prepared and, after execution by the Issuer, file with the Commission any documents required to be prepared and filed on a periodic basis with the Commission pursuant to Section 7.2(a) of the Indenture.

(d) Notices to Rating Agencies.  If Cellco is the Administrator, the Administrator will prepare and give all notices to the Rating Agencies required to be given by the Issuer or the Administrator under the Transaction Documents, including notice of an Event of Default under Section 3.15 of the Indenture and a Servicer Termination Event under Section 3.6(c) of the Indenture.  If Cellco is no longer the Administrator, the Administrator will prepare any Rating Agency notices, provide them to the Sponsor and direct the Sponsor to give them to the Rating Agencies.

(e) Payment of Fees and Expenses.  The Administrator shall, on behalf of the Issuer, pay fees, expenses and indemnities of the Indenture Trustee, the Owner Trustee and the Asset Representations Reviewer due and payable under the Transaction Documents if such amounts are not otherwise paid by the Issuer after all amounts distributable under Section 8.2 of the Indenture have been so distributed; provided that the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, shall promptly reimburse the Administrator for any such amounts to the extent the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, subsequently receives payment or reimbursement in respect thereof from the Issuer in accordance with Section 8.2 of the Indenture.  To the extent that the Administrator, on behalf of the Issuer, pays any fees of the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer on the Closing Date, the Administrator will be reimbursed for such amounts from Available Funds on the first Payment Date, in accordance with Section 8.2 of the Indenture.

(f) Temporarily Excluded Receivables.  On any date of determination where the pool of Receivables does not satisfy all of the Pool Composition Tests, the Administrator may identify Receivables in the pool as Temporarily Excluded Receivables as long as the Overcollateralization Target Amount is reached as of the close of business on such date without taking into account the Temporarily Excluded Receivables, so that the remaining Receivables in the pool will satisfy all of the Pool Composition Tests.  The Administrator will provide to the Servicer any information about the Temporarily Excluded Receivables required by the Servicer to enable the Servicer to determine for such Collection Period the aggregate Principal Balance of the Receivables deemed Temporarily Excluded Receivables.  For any subsequent date after such Receivables have been deemed to be Temporarily Excluded Receivables, the Administrator may, in its sole discretion, designate any Temporarily Excluded Receivables to no longer be Temporarily Excluded Receivables as long as after such designation by the Administrator, all of the Pool Composition Tests either will remain satisfied or will not be adversely affected.  The Administrator also will provide to the Servicer any information about the Temporarily Excluded Receivables required by the Servicer to enable the Servicer to state on the Monthly Investor Report for the Collection Period in which such redesignation occurs the aggregate Principal Balance of the Receivables no longer deemed Temporarily Excluded Receivables.

Section 2.3.   Limits on Administrator’s Rights and Obligations.

(a) Non-Ministerial Matters.  The Administrator will not take any action relating to a matter that, in its reasonable judgment, is a non-ministerial matter unless, at least thirty (30) days before taking the action, the Administrator has notified the Issuer of the proposed action and the Issuer has not directed the Administrator not to take the action and/or provided an alternative direction before the 30th day after receipt of the notice.  For purposes of this Agreement, “non-ministerial matters” includes:

(i) starting or pursuing any Proceeding by the Issuer and the settlement of any Proceeding brought by or against the Issuer; and

(ii) appointing or engaging a successor Indenture Trustee under the Indenture or consenting to the assignment by the Indenture Trustee of its obligations under the Indenture.

(b) Prohibited Actions.  The Administrator will not be obligated to, and will not (i) make any payments to the Noteholders under the Transaction Documents, (ii) sell the Collateral under Section 5.6 of the Indenture or (iii) take any other action that the Owner Trustee or the Indenture Trustee directs the Administrator not to take on its behalf or that would result in a breach by the Issuer under a Transaction Document.

(c) Obligations to be Performed by Owner Trustee.  The Administrator will have no responsibility or obligation to perform the obligations of the Owner Trustee relating to reacquisition or acquisition demands under Section 5.12 of the Trust Agreement or relating to Regulation AB disclosure under Section 6.7 of the Trust Agreement.

Section 2.4.   Power of Attorney.  The Issuer appoints the Administrator as the Issuer’s attorney-in-fact, with full power of substitution to exercise all rights of the Issuer under the Transaction Documents.  This power of attorney, and all authority given, under this Section 2.4 is revocable and is given solely to facilitate the performance of the Administrator’s obligations under this Agreement and may only be used by the Administrator consistent with this Agreement.  On request of the Administrator, the Issuer will furnish the Administrator with written powers of attorney and other documents to enable the Administrator to perform its obligations under this Agreement.

Section 2.5.   Access to Issuer Records.  The Issuer will maintain records and documents relating to its performance under this Agreement according to its customary business practices.  Upon reasonable request not more than once during any calendar year, and with reasonable notice, the Issuer will give the Administrator (or its representatives) access to the records and documents to conduct a review of the Issuer.  Any access or review will be conducted at the Issuer’s offices during its normal business hours at a time reasonably convenient to the Issuer and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to the Issuer’s security, confidentiality and privacy policies and any legal, regulatory and data protection policies.

Section 2.6.   Review of Administrator’s Records.  The Administrator will maintain records and documents relating to its performance under this Agreement according to its customary business practices.  Upon reasonable request not more than once during any calendar year, and with reasonable notice, the Administrator will give the Issuer, the Depositor, the Parent Support Provider, the Owner Trustee and the Indenture Trustee (or their respective representatives) access to the records and documents to conduct a review of the Administrator’s performance under this Agreement.  Any access or review will be conducted by all parties at the same time at the Administrator’s offices during its normal business hours at a time reasonably convenient to the Administrator and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to the Administrator’s security, confidentiality and privacy policies and any regulatory, legal and data protection policies.  Notwithstanding the foregoing, the permissive right of the Indenture Trustee to access or review any records of the Administrator shall not be deemed to be an obligation of the Indenture Trustee to do so.

Section 2.7.   Updating List of Responsible Persons.  On or before the Closing Date, the Administrator will notify the Owner Trustee, the Indenture Trustee, the Servicer and the Depositor of each Person who is a Responsible Person for the Administrator.  The Administrator may change such Persons at any time by notifying the Owner Trustee, the Indenture Trustee, the Servicer and the Depositor.

Section 2.8.   Administrator’s Fees and Expenses(a)  .  The Servicer will pay the Administrator as compensation for performing its obligations under this Agreement a fee separately agreed to by the Servicer and the Administrator.  The Administrator will be responsible for its costs and expenses in performing its obligations under this Agreement.

Section 2.9.   Form 10-Ds; Investor Communications(b)  .

(a) Form 10-Ds.

(i) If the Administrator receives a notice from the Servicer pursuant to Section 11.1(a) of the Transfer and Servicing Agreement regarding the occurrence of a Delinquency Trigger with respect to a Collection Period, and describing the related rights of Noteholders and Note Owners, the Administrator shall include the contents of such notice in the Form 10-D for such Collection Period filed by the Administrator pursuant to Section 2.2(c) hereof and shall notify the Indenture Trustee of the date of the filing of such Form 10-D.  If the Administrator receives a notice from the Indenture Trustee pursuant to Section 14.1 of the Indenture regarding the method by which Noteholders and Note Owners may contact the Indenture Trustee in order to request a vote on whether to cause the 60-Day Delinquent Receivables to be reviewed by the Asset Representations Reviewer pursuant to the terms of the Asset Representations Review Agreement, the Administrator shall include the contents of such notice in the Form 10-D for such Collection Period filed by the Administrator pursuant to Section 2.2(c) hereof.

(ii) If the Administrator receives a notice from the Indenture Trustee pursuant to Section 14.1 of the Indenture indicating that sufficient Requesting Noteholders have properly and timely requested a vote to cause the 60-Day Delinquent Receivables to be reviewed by the Asset Representations Reviewer pursuant to the terms of the Asset Representations Review Agreement, the Administrator shall: (1) promptly set a deadline for the receipt of Noteholder votes on that matter, which shall be a date not earlier than one hundred fifty (150) days after the date on which the Form 10-D describing the occurrence of the related Delinquency Trigger shall have been filed by the Administrator pursuant to the terms of Section 2.2(c) hereof; (2) promptly prepare and send to the Indenture Trustee and each Noteholder (and to each applicable Clearing Agency for distribution to Note Owners in accordance with the rules of such Clearing Agency) a notice (A) stating that there will be a Noteholder vote pursuant to Section 14.2 of the Indenture on whether to initiate an Asset Representations Review of the 60-Day Delinquent Receivables by the Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, and (B) describing those procedures, including the means by which Noteholders and Note Owners may make their votes known to the Indenture Trustee and the related voting deadline that will be used to calculate whether the requisite amount of Noteholders have cast affirmative votes to direct the Indenture Trustee to notify the Asset Representations Reviewer to commence an Asset Representations Review; and (3) include the contents of such notice in the next Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof; provided, that if the notice is received by the Administrator later than two (2) Business Days before the filing deadline for that Form 10-D, the contents of such notice will be included in the next succeeding Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof.

(iii)   If the Administrator receives a notice from the Indenture Trustee pursuant to Section 14.2 of the Indenture indicating that sufficient Noteholders have voted to cause the 60-Day Delinquent Receivables to be reviewed by the Asset Representations Reviewer pursuant to the terms of the Asset Representations Review Agreement, the Administrator shall include the contents of such notice in the next Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof; provided, that if the notice is received by the Administrator later than two (2) Business Days before the filing deadline for that Form 10-D, the contents of such notice will be included in the next succeeding Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof.

(iv)   After receipt by the Administrator of a Review Report, the Administrator will include a summary of such report in the next Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof; provided, that if the report is received by the Administrator later than two (2) Business Days before the filing deadline for that Form 10-D, the summary will be included in the next succeeding Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof.  The Form 10-D filed pursuant to this clause (iv) will also specify the means by which Noteholders and Verified Note Owners may notify the Indenture Trustee, the related Originator and the Servicer in writing that it considers any non-compliance of the Eligibility Representation to be a breach of the applicable Receivables Transfer Agreement, or request in writing that a 60-Day Delinquent Receivable be reacquired or acquired, as applicable.

(v)   In the event of any resignation, removal, replacement or substitution of the Asset Representations Reviewer, or the appointment of a new Asset Representations Reviewer, pursuant to the terms of the Asset Representations Review Agreement, the Administrator will report the occurrence of such event, together with a description of the circumstances surrounding the change and, if applicable, information regarding the new Asset Representations Reviewer, in the Form 10-D filed by the Administrator pursuant to Section 2.2(c) hereof for the Collection Period in which such change occurs.

(vi)   If the Administrator receives notice and information from the Indenture Trustee pursuant to Section 6.6(e) of the Indenture or from the Owner Trustee pursuant to Section 6.7 of the Trust Agreement, the Administrator will include such information in the next Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof; provided, that if the report is received by the Administrator later than two (2) Business Days before the filing deadline for that Form 10-D, the summary will be included in the next succeeding Form 10-D to be filed by the Administrator pursuant to Section 2.2(c) hereof.

(b) Investor Communications.  If the Administrator receives, during any Collection Period, a request from a Noteholder or Verified Note Owner to communicate with other Noteholders and Note Owners regarding the exercise of rights under the terms of the Transaction Documents, the Administrator will include in the Form 10-D for such Collection Period the following information, to the extent provided by the Noteholder or Verified Note Owner in its request: (i) the name of the Noteholder or Verified Note Owner making the request, (ii) the date the request was received; (iii) a statement that the Administrator has received the request from that Noteholder or Verified Note Owner that it is interested in communicating with other Noteholders and Note Owners with regard to the possible exercise of rights under the Transaction Documents; and (iv) a description of the method other Noteholders and Note Owners may use to contact the requesting Noteholder or Verified Note Owner.  The Administrator is not required to include any additional information regarding the Noteholder or Verified Note Owner and its request in the Form 10-D, and is required to disclose a Noteholder’s or a Verified Note Owner’s request only where the communication relates to the exercise by a Noteholder or Verified Note Owner of its rights under the Transaction Documents.  The Administrator will be responsible for the expenses of administering the investor communications provisions set forth in this Section 2.9, which will be compensated by means of the fee payable to it by the Servicer, as described in Section 2.8.

Section 2.10.   Benchmark Replacement Conforming Changes.  The Administrator shall use its commercially reasonable efforts to determine if and when a Benchmark Transition Event has occurred, and if it makes such a determination, shall have the right to make Benchmark Replacement Conforming Changes pursuant to Section 2.16 of the Indenture.

Section 2.11.   Additional Requirements of the Administrator(c)  .

(a)              Reporting Requirements.

(i)               If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to the Notes, the Administrator shall (x) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Administrator and (y) provide to the Issuer a description of such proceedings.

(ii)              As a condition to the succession to the Administrator by any Person as permitted by Article III hereof, the Administrator shall provide to the Issuer, at least ten (10) Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the Notes.

(iii)             In addition to such information as the Administrator is obligated to provide pursuant to other provisions of this Agreement, the Administrator shall provide to the Issuer and the Servicer such information regarding the performance or servicing of the Receivables as is reasonably required by the Servicer to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

(b)             Intent of the Parties; Reasonableness.  The Issuer and the Administrator acknowledge and agree that the purpose of Section 2.10 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.  Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Indenture Trustee, the Servicer or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Administrator shall cooperate fully with the Issuer to deliver to the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer, to permit the Issuer to comply with the provisions of Regulation AB.  The Issuer (including any of its assignees or designees) shall cooperate with the Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB.

ARTICLE III
ADMINISTRATOR

Section 3.1.   Administrator’s Representations and Warranties.  The Administrator represents and warrants to the Issuer, the Owner Trustee and the Indenture Trustee as of the Closing Date:

(a) Organization and Good Standing.  The Administrator is a validly existing partnership in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification.  The Administrator is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c) Due Authorization.  The execution, delivery, and performance of this Agreement and each other Transaction Document to which it is a party, have been duly authorized by the Administrator by all necessary partnership action on the part of the Administrator.

(d) No Proceedings.  There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Administrator or any of its properties: (i)

asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement.

(e) All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority, if any, required to be obtained, effected or given to it in connection with the execution and delivery of this Agreement and each other Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement or any other Transaction Document by the Administrator, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(f) Binding Obligation.  This Agreement and each other Transaction Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of the Administrator, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g) No Conflict.  The execution and delivery of this Agreement or any other Transaction Document to which it is a party by the Administrator, and the performance by it of the transactions contemplated by the Transaction Documents and the fulfillment of the terms hereof and thereof applicable to the Administrator, (i) do not contravene (A) the organizational documents of the Administrator, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case, where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

(h) No Violation.  The execution and delivery of this Agreement by the Administrator, the performance by the Administrator of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Administrator will not violate any Law applicable to the Administrator, except where such violation would not reasonably be expected to have a Material Adverse Effect.

Section 3.2.   Liability of Administrator.

(a) Liability for Specific Obligations.  The Administrator will be liable only for its specific obligations under this Agreement.  All other liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement by the Administrator.  The

Administrator will be liable only for its own willful misconduct, bad faith or gross negligence in performing its obligations under this Agreement.

(b) No Liability of Others.  The Administrator’s obligations under this Agreement are corporate obligations.  No Person will have recourse, directly or indirectly, against any member, manager, officer, director, employee or agent of the Administrator for the Administrator’s obligations under this Agreement.

(c) Legal Proceedings.  The Administrator is not required to start, pursue or participate in any legal proceeding that is not incidental or related to its obligations under this Agreement and that in its opinion may result in liability or cause it to pay or risk funds or incur financial liability.  The Administrator may in its sole discretion start or pursue any legal proceeding to protect the interests of the Noteholders or the Depositor under the Transaction Documents.  The Administrator will be responsible for the fees and expenses of legal counsel and any liability resulting from the legal proceeding.

(d) Force Majeure.  The Administrator will not be responsible or liable for any failure or delay in performing its obligations under this Agreement caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, acts of war, terrorism, civil or military disturbances, fire, flood, earthquakes, storms, hurricanes or other natural disasters or failures of mechanical, electronic or communication systems; provided, however that this provision shall not limit the Owner Trustee’s right to remove the Administrator for its failure to perform under this Agreement, as provided in Section 3.3(c).  The Administrator will use commercially reasonable efforts to resume performance as soon as practicable in the circumstances.

(e) Reliance by Administrator.  The Administrator may rely in good faith on the advice of counsel or on any document believed to be genuine and to have been executed by the proper party for any matters under this Agreement.

Section 3.3.   Resignation and Removal of Administrator.

(a) No Resignation.  Except as stated in Section 3.3(b), the Administrator will not resign as Administrator unless it determines it is legally unable to perform its obligations under this Agreement.  The Administrator will notify the Issuer and the Owner Trustee of its resignation, which notification shall include an Opinion of Counsel supporting its determination.

(b) Mandatory Resignation.  On the appointment or engagement of a Successor Servicer under the Transfer and Servicing Agreement (other than the Indenture Trustee), the Administrator will immediately resign and the Successor Servicer will automatically become the successor Administrator.

(c) Removal.  If any of the following events occurs and is continuing, the Owner Trustee, with the consent of the Noteholders of a majority of the Note Balance of the Controlling

Class, may remove the Administrator and terminate its rights and obligations under this Agreement by notifying the Administrator:

(i) the Administrator fails to perform in any material respect its obligations under this Agreement, which failure continues for ninety (90) days after the Administrator receives written notice of the failure from the Owner Trustee, the Indenture Trustee or the Noteholders of at least 25% of the Note Balance of the Controlling Class; provided, however, that such period shall be extended for an additional period of ninety (90) days if such delay or failure of performance was caused by force majeure or other similar occurrence, as further described in Section 3.2(d); or

(ii) an Insolvency Event of the Administrator occurs.

(d) Notice of Resignation or Removal.  The Issuer will notify the Depositor, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Administrator.

(e) Continue to Perform.  No resignation or removal of the Administrator will be effective, and the Administrator will continue to perform its obligations under this Agreement, until a successor Administrator has accepted its engagement according to Section 3.4(b).

Section 3.4.   Successor Administrator.

(a) Engagement of Successor Administrator.  Following the resignation or removal of the Administrator, the Issuer, at the direction of the Noteholders of a majority of the Note Balance of the Controlling Class (or if no Notes are Outstanding, at the direction of the Certificateholders), will engage a successor Administrator.  No additional Noteholder direction is required if the successor Administrator is the Successor Servicer. If the Issuer does not receive Noteholder direction within a reasonable period of time, the Issuer may engage a successor Administrator.

(b) Effectiveness of Resignation or Removal.  No resignation or removal of the Administrator will be effective until (i) the successor Administrator has executed and delivered to the Issuer an agreement accepting its engagement and agreeing to perform the obligations of the Administrator under this Agreement or a new administration agreement on substantially the same terms as this Agreement, in a form acceptable to the Issuer and (ii) the Rating Agency Condition is satisfied.

(c) Notice of Successor Administrator.  The Issuer will notify the Depositor and the Indenture Trustee of the engagement of a successor Administrator.

(d) Transition to Successor Administrator.  If the Administrator resigns or is removed, the Administrator will cooperate with the Issuer and take all actions reasonably requested to assist the Issuer in making an orderly transition of the Administrator’s obligations to the successor Administrator.

Section 3.5.   Merger, Consolidation, Succession or Assignment.  Any Person (a) into which the Administrator is merged or consolidated, (b) resulting from a merger or consolidation to which the Administrator is a party, (c) succeeding to the Administrator’s business or (d) that is an Affiliate of the Administrator to whom the Administrator has assigned this Agreement, will be the successor to the Administrator under this Agreement.  Within fifteen (15) Business Days after the merger, consolidation, succession or assignment, such Person will (i) execute an agreement to assume the Administrator’s obligations under this Agreement and each Transaction Document to which the Administrator is a party (unless the assumption happens by operation of Law), (ii) deliver to the Issuer, the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation, succession or assignment and the assumption agreement comply with this Section 3.5 and (iii) notify the Rating Agencies of the merger, consolidation, succession or assignment.

Section 3.6.   Delegation and Contracting.  For as long as Cellco is the Administrator, the Administrator may delegate to or contract with any Person to perform its obligations under this Agreement without the consent of the Issuer.  No delegation or contracting will relieve the Administrator of its responsibilities, and the Administrator will remain responsible for those obligations.  The Administrator will be responsible for the fees of its delegates and contractors.

ARTICLE IV
OTHER AGREEMENTS

Section 4.1.   Independence of Administrator; No Joint Venture.  The Administrator will be an independent contractor and will not be subject to the supervision of the Issuer or the Owner Trustee for the manner in which it performs its obligations under this Agreement.  Except as expressly authorized by the Transaction Documents, the Administrator will have no authority to act for or represent the Issuer or the Owner Trustee and will not be considered an agent of the Issuer or the Owner Trustee.  This Agreement will not make the Administrator and the Issuer or the Owner Trustee members of a partnership, joint venture or other entity or impose any liability as such on any of them.

Section 4.2.   Transactions with Affiliates; Other Transactions.  In performing its obligations under this Agreement, the Administrator may enter into transactions or deal with any of its Affiliates.  This Agreement will not prevent the Administrator or its Affiliates from engaging in other businesses or from acting in a similar capacity as an administrator for any other Person even though that Person may engage in activities similar to those of the Issuer.

Section 4.3.   No Effect on Cellco in Other Capacities.  This Agreement will not affect or limit any right or obligation Cellco may have in any other capacity.

Section 4.4.   No Petition.  Each party agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against,

(i) the Depositor or (ii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law. This Section 4.4 will survive termination of this Agreement.

Section 4.5.   Limitation of Liability of Owner Trustee and Indenture Trustee.

(a) Owner Trustee.  This Agreement has been executed on behalf of the Issuer by Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer.  In no event will Wilmington Trust, National Association in its individual capacity or a holder of a beneficial interest in the Issuer be liable for the Issuer’s obligations under this Agreement.  For all purposes under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the Trust Agreement.  Neither the Issuer nor the Owner Trustee will have any liability for any act or failure to act of the Administrator, including any action taken under a power of attorney given under this Agreement.

(b) Indenture Trustee.  In performing its obligations under this Agreement, the Indenture Trustee is subject to, and entitled to the benefits of, the Indenture.  The Indenture Trustee will not have any liability for any act or failure to act of the Administrator.

Section 4.6.   Termination.  This Agreement will terminate when the Issuer is terminated under the Trust Agreement.

ARTICLE V
MISCELLANEOUS

Section 5.1.   Amendments.

(a) Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement, in each case, without the consent of the Noteholders, the Certificateholders or any other Person.  The parties may amend any term or provision of this Agreement from time to time for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of Noteholders, the Certificateholders or any other Person.  The Administrator may amend any term or provision of this Agreement from time to time for the purpose of making Benchmark Replacement Conforming Changes, without the consent of Noteholders, the Certificateholders, any other party to this Agreement or any other Person.

(b) Other Amendments.  Other than as set forth in Section 5.1(c), the parties may amend this Agreement to add any provisions to, or change in any manner or eliminate any provisions of, this Agreement or for the purpose of modifying in any manner the rights of the Noteholders under this Agreement if either (x) the Issuer or the Administrator delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (y) the Rating Agency Condition is satisfied with respect to such amendment.

(c) Amendments Requiring Consent of Noteholders and Certificateholders.

(i) This Agreement may also be amended from time to time by the parties hereto, with prior written notice to the Rating Agencies and the Indenture Trustee and, (x) if the interests of the Noteholders are materially and adversely affected, with the consent of the Noteholders of the Notes evidencing at least a majority of the outstanding principal amount of the Controlling Class of Notes, acting together as a single Class and (y) if the interests of the Certificateholders are materially and adversely affected, with the consent of the Certificateholders evidencing a majority of the Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders under this Agreement.

(ii) No amendment to this Agreement may, without the consent of all adversely affected Noteholders or Certificateholders, as applicable, (x) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (y) modify the percentage of the Note Balance of the Notes or the Controlling Class required for any action.

It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Noteholder consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Noteholder.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(d) Indenture Trustee.  The consent of the Indenture Trustee will be required for any amendment under Section 5.1(b) or (c) that has a material adverse effect on the rights, obligations, immunities or indemnities of the Indenture Trustee.

(e) Notice of Amendments.  Promptly after the execution of an amendment, the Administrator will deliver a copy of the amendment to the Rating Agencies.

(f) Opinions.  Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.

Section 5.2.   Assignment; Benefit of Agreement; Third-Party Beneficiary.

(a) Assignment.  Except as stated in Section 3.5, this Agreement may not be assigned by the Administrator without the consent of the Issuer, the Indenture Trustee and the Owner Trustee and satisfaction of the Rating Agency Condition.

(b) Benefit of Agreement; Third-Party Beneficiary.  This Agreement is for the benefit of and will be binding on the parties to this Agreement and their permitted successors and assigns.  The Owner Trustee will be a third-party beneficiary of this Agreement and may enforce this Agreement against the Administrator. No other Person will have any right or obligation under this Agreement.

Section 5.3.   Notices.

(a) Notices to Parties.  All notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i)              for personally delivered, express or certified mail or courier, when received;

(ii)             for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)            for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)            for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b) Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Transfer and Servicing Agreement, which address the party may change by notifying the other party.

Section 5.4.   GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

Section 5.5.   Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 5.6.   WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 5.7.   No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.

Section 5.8.   Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 5.9.   Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 5.10.  Counterparts.  This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.

 [Remainder of Page Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

VERIZON OWNER TRUST 2020-A,
as Issuer

By:	Wilmington Trust, National Association,
not in its individual capacity but solely as Owner Trustee of Verizon Owner Trust 2020-A

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Assistant Vice President

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Administrator

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Vice President and Assistant Treasurer

AGREED AND ACCEPTED BY:

VERIZON ABS LLC,
as Depositor

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Indenture Trustee

By:	/s/ Matthew M. Smith
Name: Matthew M. Smith
Title: Vice President